UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________
FORM 8-K

________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 13, 2025

________________________________________________________________________________________________
Foghorn Therapeutics Inc.
(Exact name of registrant as specified in its charter)

________________________________________________________________________________________________

Delaware	001-39634	47-5271393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Technology Square, Ste 700
Cambridge,	MA	02139
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (617) 586-3100
Not Applicable
(Former name or former address, if changed since last report)

________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02      Results of Operations and Financial Condition.

On January 13, 2025, Foghorn Therapeutics Inc. (the “Company”) disclosed certain preliminary financial information for the fiscal year ended December 31, 2024 ahead of the 43rd Annual J.P. Morgan Healthcare Conference. Specifically, the Company disclosed that for the fiscal year ended December 31, 2024, the Company's current expectation with respect to its cash, cash equivalents and investments in marketable securities (unaudited) is $243.8 million.

On January 13, 2025, the Company issued a press release announcing these preliminary results and other developments. The press release is attached as Exhibit 99.1 hereto and incorporated by reference herein. Additionally, the Company is furnishing as Exhibit 99.2 to this Current Report on Form 8-K a presentation, dated January 2025, containing these preliminary results, which the Company intends to use in meetings with or presentations to investors.

The information in this Item 2.02 is unaudited and preliminary, and does not present all information necessary for an understanding of the Company’s results of operations for the fiscal year ended December 31, 2024 or financial condition as of December 31, 2024. The audit of the Company’s financial statements for the year ended December 31, 2024 is ongoing and could result in changes to the information in this Item 2.02.

The information in this Item 2.02 (including Exhibits 99.1 and 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.
The information provided in Item 2.02 above is incorporated herein by reference.
The information in this Item 7.01 (including Exhibits 99.1 and 99.2 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K “forward-looking statements.” Forward-looking statements include, but are not limited to, statements regarding the Company’s preliminary financial statements, and other statements identified by words such as “could,” “may,” “might,” “will,” “likely,” “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects,” “continues,” “projects” and similar references to future periods. Forward-looking statements are based on our current expectations and assumptions regarding capital market conditions, our business, the economy and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. As a result, actual results may differ materially from those contemplated by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include factors set forth under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, as filed with the Securities and Exchange Commission.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release issued on January 13, 2025
99.2	Investor Presentation dated January 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
By:	/s/ Kristian Humer
Kristian Humer
Chief Financial Officer

Date: January 13, 2025